THE VIRTUS FUNDS
INVESTMENT SHARES
Supplement to Combined Prospectus dated March 1, 1995
A. On page 29 of the prospectus, please add the following section entitled "Check-Writing Privilege" after the section entitled "Systematic Withdrawal Program" and before the section entitled "Accounts with Low Balances."
      "Check-Writing Privilege
      If you are a shareholder of The Treasury Money Market
      Fund, The Money Market Fund, or The Tax-Free Money Market Fund (other than IRA shareholders), you may elect a service which allows you to write an unlimited number of checks in any amount of $250 or more which will clear through the Transfer Agent. If the amount of your check is less than $250 or exceeds the value of the shares in your account, your check will be returned and a $10 fee deducted from your account. You may not use the Check-Writing Privilege to close out your account as you will not be able to ascertain the exact account balance of your account on the date your check clears. To close out your account completely, you should use the telephone or mail redemption procedures previously described. Stop orders may be placed on checks for a fee of $10. For further information on this service, please call 1-800-723-9512."
B. On page 26 of the prospectus, please add the following at the
end of the first paragraph under the    heading  Exchange
Privilege.
      In addition, holders of Shares of The Money Market Fund,
The Treasury Money Market Fund     or The Tax-Free Money Market
Fund (the Virtus Money Funds) who are also holders of
shares of any fund (a Blanchard Fund) of The Blanchard Group of
Funds, or who acquired   such Shares of Virtus Money Funds in
exchange for shares of a Blanchard Fund, may exchange such Virtus Money Funds Shares for shares of any Blanchard Fund at net asset value without paying a redemption fee or sales charge upon such exchange.

C. On page 26 of the prospectus, please delete the first sentence
of the third paragraph under the   heading entitled Exchange
Privilege and replace it with the following:
      Upon receipt by Signet Financial Services, Inc. of proper instructions and all necessary supporting documents, Shares submitted for exchange will be redeemed at the next-determined net asset value and invested in Investment Shares of the other participating Fund, or in shares of the applicable Blanchard Fund, as the case may be.

                                                 October 14, 1995


   FEDERATED SECURITIES CORP.

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   A subsidiary of Federated
   Investors
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   Pittsburgh, PA  15222-3779
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